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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 05 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 4, 1996


ENVIROMETRICS, INC.



   DELAWARE                        0-23892                   57-0941152
(State or other              (Commission File              (IRS Employer
jurisdiction of                     No.)                        ID No.)
incorporation)


9229 University Boulevard, Charleston, SC  29406
(Address of principal executive offices)

(803) 553-9456
Registrant's telephone number, including area code




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Item 5.  Other Events

     See the following press release, dated November 1, 1996, announcing Nasdaq Listing Exception.

Public Relations Contact:
Ms. Sue Ivey
Phone:  803.553.9456


ENVIROMETRICS, INC. Announces NASDAQ Listing Exception

Charleston, South Carolina
For Immediate Release Monday, November 1, 1996


Envirometrics, Inc.'s common stock will continue to be listed on the Nasdaq Small Cap Market via an exception from the capital and surplus requirement.

While Envirometrics, Inc. failed to meet this requirement as of June 30, 1996, the company was granted a temporary exception from this standard subject to Envirometrics, Inc. meeting certain conditions. The company believes that it can meet these conditions however, there can be no assurance that it will do so. If at some future date the company's securities should cease to be listed on the Nasdaq Small Cap, they may continue to be listed in the OTC-Bulletin Board. For the duration of the exception, the company's Nasdaq symbol will be EVRMC for its common stock and EVRWC for its warrants.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         ENVIROMETRICS,  INC.

Date:  November 5, 1996						            By:  /s/ Richard D. Bennett
								                                     Richard D. Bennett
								                                     President and CEO